UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

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FORM 8-K

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CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 6, 2009

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Open Text Corporation
(Exact name of Registrant as specified in its charter)

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Canada	0-27544	98-0154400
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 Frank Tompa Drive, Waterloo, Ontario, Canada N2L 0A1
(Address of principal executive offices)

(519) 888-7111
Registrant’s telephone number, including area code
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events

Open Text Corporation (the Company) is a participant, in accordance with Item 401 of Regulation S-T, in the voluntary XBRL (Extensible Business Reporting Language) program. Exhibit 100 to this Current Report on Form 8-K contains documents formatted in XBRL with information from Open Text Corporation’s Quarterly Report on Form 10-Q for the quarter ended December 31, 2008, filed with the United States Securities and Exchange Commission on February 4, 2009.  The information includes the (i) Condensed Consolidated Balance Sheets as of December 31, 2008 and June 30, 2008, (ii) Condensed Consolidated Statements of Income for the three and six months ended December 31, 2008 and 2007, and (iii) Condensed Consolidated Statements of Cash Flows for the six months ended December 31, 2008 and 2007. Users of this data are advised pursuant to Rule 401 of Regulation S-T that the financial information contained in the XBRL documents is unaudited and these are not the official publicly filed financial statements of Open Text Corporation. The purpose of submitting these XBRL formatted documents is to test the related format and technology and, as a result, investors should continue to rely on the official filed version of the Company’s Quarterly Report on Form 10-Q, for the quarterly period ended December 31, 2008, when making investment decisions.

In accordance with Rule 402 of Regulation S-T, the information in this Current Report on Form 8-K, including Exhibit 100, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Exhibit Description
100
The following materials are from Open Text Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2008, filed on February 4, 2009, formatted in XBRL (Extensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets as of December 31, 2008 and June 30, 2008, (ii) Condensed Consolidated Statements of Income for the three and six months ended December 31, 2008 and 2007, and (iii) Condensed Consolidated Statements of Cash Flows for the six months ended December 31, 2008 and 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OPEN TEXT CORPORATION

April 6, 2009	By:	/s/ Paul McFeeters
Paul McFeeters
Chief Financial Officer

Exhibit Index

Exhibit No.	Exhibit Description
100
The following materials are from Open Text Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2008, filed on February 4, 2009, formatted in XBRL (Extensible Business Reporting Language): (i) Condensed Consolidated Balance Sheets as of December 31, 2008 and June 30, 2008, (ii) Condensed Consolidated Statements of Income for the three and six months ended December 31, 2008 and 2007, and (iii) Condensed Consolidated Statements of Cash Flows for the six months ended December 31, 2008 and 2007.